                             [MILLENNIUM CELL LOGO]

                clean energy to power the world [GRAPHIC OMITTED]


                                COMPANY OVERVIEW



                             STEPHEN S. TANG, PH.D.
                                PRESIDENT & CEO



                              SEPTEMBER 9-11, 2003

                              SAFE HARBOR STATEMENT


THIS PRESENTATION MAY INCLUDE STATEMENTS WHICH ARE NOT HISTORICAL FACTS AND ARE CONSIDERED "FORWARD-LOOKING" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE FORWARD-LOOKING STATEMENTS REFLECT MILLENNIUM CELL'S CURRENT VIEWS ABOUT FUTURE EVENTS AND FINANCIAL PERFORMANCE. THESE FORWARD-LOOKING STATEMENTS ARE IDENTIFIED BY THEIR USE OF TERMS AND PHRASES SUCH AS "BELIEVE," "EXPECT," "PLAN," "ANTICIPATE" AND SIMILAR EXPRESSIONS IDENTIFYING FORWARD-LOOKING STATEMENTS. INVESTORS SHOULD NOT RELY ON FORWARD-LOOKING STATEMENTS BECAUSE THEY ARE SUBJECT TO A VARIETY OF RISKS, UNCERTAINTIES AND OTHER FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM MILLENNIUM CELL'S EXPECTATIONS, AND MILLENNIUM CELL EXPRESSLY DOES NOT UNDERTAKE ANY DUTY TO UPDATE FORWARD-LOOKING STATEMENTS. THESE FACTORS INCLUDE, BUT ARE NOT LIMITED TO, THE FOLLOWING: (I) THE COST AND TIMING OF DEVELOPMENT AND MARKET ACCEPTANCE OF MILLENNIUM CELL'S FUEL SYSTEMS, (II) COMPETITIVE FACTORS, SUCH AS PRICE COMPETITION AND NEW PRODUCT INTRODUCTIONS,
(III) THE COST AND AVAILABILITY OF PRODUCTS, (IV) THE COST OF COMPLYING WITH CURRENT GOVERNMENTAL REGULATIONS, AND (V) OTHER FACTORS DETAILED FROM TIME TO TIME IN MILLENNIUM CELL'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.




                                                           [MILLENIUM CELL LOGO]
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



                                   WHAT WE DO




             MILLENNIUM CELL PROVIDES HYDROGEN FUEL TECHNOLOGY FOR
                         EMERGING PREMIUM POWER MARKETS








                               [PICTURES OMITTED]








           HYDROGEN ON DEMAND(TM) TECHNOLOGY: SAFE--CLEAN--EASY TO USE








                                                           [MILLENIUM CELL LOGO]
3

                          MILLENNIUM CELL INC. PROFILE



o A development stage, intellectual property company that licenses enabling technologies for the hydrogen economy

     o    17 patents issued to date

     o    39 patent applications submitted to date


o    A NASDAQ National Market company traded as "MCEL"

     o    Raised $30 million in an IPO on August 8, 2000

     o    Raised $16 million in PIPE transaction underwritten by BAS on June 19,
          2002

     o    31.2 million shares outstanding

     o    2002: $0.7 million revenue, $10 million total annual cash spend rate

     o    $13.5 million accessible cash as of June 30, 2003

     o    Cash breakeven and positive earnings projected by 2005


o    35 employees located in Eatontown, New Jersey

     o    27 in Product Management and R&D organization, including 9 Ph.D.s


o    Announced, active commercial partnerships:




[DAIMLERCHRYSLER LOGO]


[BALLARD(R) LOGO]                            [PSA PEUGEOT CITROEN LOGO]


[DUFFY ELECTRIC BOOT COMPANY LOGO]           [SAMSUNG LOGO]


[BORAX LOGO]                                 [AIR PRODUCTS LOGO]


[U.S. DEPARTMENT OF ENERGY LOGO]             [ROHM AND HAAS LOGO]





                                                           [MILLENIUM CELL LOGO]
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





                          EXPERIENCED LEADERSHIP TEAM



Stephen S. Tang, Ph.D. - President & CEO, Acting CFO

     8 years leading and growing global industry transformation practices at Cap Gemini and A.T. Kearney


Roland E. Lefebvre - Chief Operating Officer

     4 years as COO for American Superconductor; 23 years in sales, marketing, and general management with General Electric


Adam P. Briggs - Vice President of Product Management

     17 years in sales, marketing and global business management with Duracell/Gillette


Rex E. Luzader - Vice President of Sales

     16 years in sales and engineering at Exide Battery Corporation; formerly with General Motors


Katherine M. McHale - Vice President of Marketing & Communications

     15 years as marketing and public affairs consultant; formerly with Air Product & Chemicals and 3M


                                                           [MILLENIUM CELL LOGO]
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





                         PATENTED HYDROGEN ON DEMAND(TM)

                      TECHNOLOGY IS "SIMPLE, YET ELEGANT"



                                       [GRAPHIC OMITTED]


NaBH (aq)  +  2 H O                ->             4 H   +  NaBO (aq)  +  ~267 kJ
    4            2                                   2           2


                                                    Gas/Liquid
                                                    Separator          Pure Humid
  --------------          HYDROGEN ON DEMAND(TM)    ----------          Hydrogen
    Fuel tank:               CATALYST CHAMBER           H                           ---------------------
    NaBH                  ----------------------         2  -->========----------->       Fuel Cell
        4       ==========----->          ------====--> -- /                        ---------------------
    solution              ----------------------       \
  --------------                                        \
   Discharged                                          /
      Fuel:     ==================================== <  borate
      NaBO                                          ----------
          2
  --------------




o    Hydrogen is generated in a controllable reaction..."on demand"


o    Fuel is a room-temperature, non-flammable liquid under no pressure


o    Generated H  is high purity, warm and humidified...what the fuel cell wants
                2

o    Discharged borate is environmentally-compatible, recyclable


o    Recycling fuel cell water permits higher energy storage potential



                                                           [MILLENIUM CELL LOGO]
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

                                MCEL DEPLOYS A LICENSING-BASED
                           BUSINESS MODEL WITH PARTNERING STRATEGY


                                       [GRAPHIC OMITTED]

                                                                                                   \
--------------------------------------------------------------------------------------------------- \
                                                                                                     \
TECHNOLOGY       DEVELOPMENT      MANUFACTURING      DISTRIBUTION        BRAND          CUSTOMER      >
                                                                                                     /
--------------------------------------------------------------------------------------------------- /
                                                                                                   /
      ^               ^                                                     ^               ^
     | |             | |                                                   | |             | |
     | |             | |                                                   | |             | |
     | |             | |                                                   | |             | |





     ----------------------------------------------------------------------

                ADDRESSING THE HIGHEST PROFIT MARGIN POTENTIAL IN
                 THE VALUE CHAIN-- SIMILAR TO SOFTWARE BUSINESS

     ----------------------------------------------------------------------







                                                           [MILLENIUM CELL LOGO]

                      MCEL IS FOCUSED ON MARKETS IN WHICH
                     FUEL CELL BENEFITS ECLIPSE INCUMBENTS


================================================================================
     MARKET                          FUEL CELLS BENEFITS

--------------------------------------------------------------------------------
 Standby Power    o  Favorable economics to incumbent lead acid batteries

                  o  Cleaner and quieter than engines

                  o  Expands indoor use
--------------------------------------------------------------------------------
    Consumer      o  Several times the energy density of Lithium Ion batteries
  Electronics
                  o  More commercial promise than Direct Methanol Fuel Cells

                  o  Enables attractive OEM and retail businesses
--------------------------------------------------------------------------------
 Transportation   o  Independence from foreign oil

                  o  Reduce emissions

                  o  Tactical military advantages
================================================================================











                                                           [MILLENIUM CELL LOGO]
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


                    MILITARY APPLICATIONS BRING OUT THE BEST
                      IN HYDROGEN ON DEMAND(TM) TECHNOLOGY


o    U.S. Department of Defense is the world's largest single consumer of fuel

o    Every branch of service is testing fuel cells to power

     o    "Warrior of the future"
     o    Radios
     o    Electrical generators
     o    Tactical land vehicles
     o    Ships
     o    Submarines

o    New dimensions to "shock and awe" operations

     o    Improves survivability of troops and vehicles
     o    Minimizes thermal and visual signatures
     o    Minimizes field support from fuel supply chain
     o    Eliminates threat of fuel interdiction


--------------------------------------------------------------------------------

                             WARRIOR OF THE FUTURE

    Innovations that could show up on the battlefield during the next decade


ALL-SEEING SENSORS                                   DISPLAY
Radar, night vision,                                 Built into the visor, it
and video cameras                                    would show text messages,
would probe behind                                   map coordinates, and
walls and into the                                   other tactical info
dark - and relay
images to commanders
                                   [P
                                    I
SUSTENANCE PACK                     C                BIO SENSORS
Air filtration system               T                Next to the skin, they
and drinking tube                   U                would track vital signs
would enable                        R                and relay data to medics
soldiers to fight                   E
when under
biochemical attack
                                    O
                                    M
BODY ARMOR                          I                'SMART' FABRIC
A cloth-like material               T                Would sense and then
would allow more                    T                seal out chemical
flexibility than the                E                or biological weapons,
current armor plates                D]               eliminating the need
                                                     for a separate biowarfare
                                                     suit
ARTIFICIAL MUSCLE
External bone-and-
muscle system would
extend endurance and
provide extra strength
--------------------------------------------------------------------------------


                           [UNITED STATES OF AMERICA
                             DEPARTMENT OF DEFENSE
                                      SEAL]


                                                           [MILLENIUM CELL LOGO]
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



              MCEL'S ADDRESSABLE MARKET FOCUS GROWS WITH FUEL CELL
               SYSTEM COST REDUCTION AND TECHNOLOGY BREAKTHROUGHS


                               [GRAPHIC OMITTED]


                      ---------------------------------------------------------
                                                                               |
                                              PRIMARY PROPULSION FOR VEHICLES  |
                                                                               |
                      -------------------------------------------------        |
                                                                       |       |
                                         UTILITY VEHICLES              |       |
                                                                       |       |
                      ------------------------------------------       |       |
                                                                |      |       |
                                     MOBILE PHONES              |      |       |
                                                                |      |       |
                      -----------------------------------       |      |       |
                                                         |      |      |       |
                            PERSONAL DIGITAL ASSISTANTS  |      |      |       |
                                                         |      |      |       |
                      -----------------------------      |      |      |       |
                                                   |     |      |      |       |
                          MILITARY DEMOS           |     |      |      |       |
                                                   |     |      |      |       |
                      -----------------------      |     |      |      |       |
                                             |     |     |      |      |       |
                      AUXILIARY POWER UNITS  |     |     |      |      |       |
                                             |     |     |      |      |       |
                      ------------           |     |     |      |      |       |
                        PCs       |          |     |     |      |      |       |
                      ---------   |          |     |     |      |      |       |
                               |  |          |     |     |      |      |       |
                       STANDBY |  |          |     |     |      |      |       |
                        POWER  |  |          |     |     |      |      |       |
                               |  |          |     |     |      |      |       |
                      ----------------------------------------------------------

PHASE 1 (2003-2004)   --------->

PHASE 2 (2004-2006)   ----------------------------------->

PHASE 3 (BEYOND 2006) --------------------------------------------------------->



                                                           [MILLENIUM CELL LOGO]

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













                                  STANDBY POWER




















                                                           [MILLENIUM CELL LOGO]

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




                           MILLENNIUM CELL'S ADDRESSABLE MARKET IN STANDBY
                                  POWER IS ALREADY LARGE AND GROWING


                                           [GRAPHIC OMITTED]



                                             ------------------------
                                              DISTRIBUTED GENERATION
                                             ------------------------
                                                         |
                                 --------------------------------------------------
                                 |                       |                         |
                        ------------------       ------------------       ------------------
                         Infrequent Usage          Frequent Usage          Continuous Usage
                        ------------------       ------------------       ------------------
                                 |
                            -------------------------
                            |                        |
                -------------------------- -----------------------
                 Convenience Applications   Critical Applications
                -------------------------- -----------------------
                                                     |
                             -------------------------------------------
                             |                                          |
                      --------------                            ---------------
                       CATV/Telecom                                    UPS
                          $838MM                                      2002
                                                                 718,000 Units
                      --------------                            ---------------
                             |                                          |
                 ------------------------              ----------------------------------
                 |           |           |             |                |                |
              -------   ----------   ----------   -------------  --------------  ---------------
                CATV     Wireless     Wireline     2 - 4.9 kVA    5 - 10.9 kVA    11 - 20.9 kVA
               $73MM      $446MM       $319MM      537k Units      105k Units       76k Units
              -------   ----------   ----------   -------------  --------------  ---------------
              \                             /           \                             /
                \                         /               \                         /
                  \                     /                   \                     /
                    \                 /                       \                 /
                      \             /                           \             /
                        \         /                               \         /
                          \     /                                   \     /
                            \ /                                       \ /
INCUMBENT
STANDBY POWER           LEAD ACID                             LEAD ACID BATTERIES
TECHNOLOGY:             BATTERIES                                 AND GENSETS




                                                           [MILLENIUM CELL LOGO]
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



                KEY ISSUES WITH INCUMBENT STANDBY POWER CHOICES:

       EXPENSIVE LIFECYCLE COSTS, POOR RELIABILITY, DIFFICULT MAINTENANCE


================================================================================

                              LEAD ACID BATTERIES
                              -------------------

     o    Requires close maintenance and regular replacement

     o    Inclined to fail in extreme heat or cold

     o    Difficult to monitor or predict failure

     o Cost, weight and volume increases proportionate to quantity --no economies of scale

     o    Disposal regulated as hazardous material

================================================================================



================================================================================

                                 DIESEL/GASOLINE
                                 ---------------
                                 GENERATING SETS
                                 ---------------

     o    Slow start-up time

     o    Requires regular use

     o    Low power quality

     o    Require flammable, regulated fluids and difficult storage choices

     o    Requires complex maintenance

     o    Noisy

     o    Fuel spillage creates environmental liability

================================================================================



                                                           [MILLENIUM CELL LOGO]

                HYDROGEN ON DEMAND(TM) TECHNOLOGY WITH FUEL CELLS
               ARE AN ATTRACTIVE STANDBY POWER VALUE PROPOSITION


                        10-YEAR LIFECYCLE COST COMPARISON
                         FOR A 1 KW STANDBY POWER SYSTEM


                                [GRAPHIC OMITTED]
I
N
I     $20,000  ----------------------------------------
T               ==== Fuel Cell with "Free" Fuel
I               ==== Fuel Cell with HoD(TM) Fuel
A               ==== Battery
L     $15,000  ----------------------------------------

C
A
P
I     $10,000  ----------------------------------------     / Fuel cost is
T                                                          /  insignificant in
A                                                         /   standby
L                                                         \   applications
                                                           \
O      $5,000  ----------------------------------------     \
U
T              1    2    3     4    5    6     7     8
L
A             HOURS OF ANNUAL BACK-UP CAPACITY AND USAGE
Y


================================================================================

   o  CLEAN, QUIET OPERATION IN BROAD TEMPERATURE RANGE

   o  LOWER LIFECYCLE COSTS FOR TARGETED CUSTOMERS NEEDING 8+ HOURS OF BACK-UP

   o  RELIABLE REMOTE MONITORING

   o  MINIMAL FOOTPRINT AND INFRASTRUCTURE REQUIREMENT

   o  EASY SERVICING AND MAINTENANCE

================================================================================



                                                           [MILLENIUM CELL LOGO]
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

                  HYDROGEN ON DEMAND(TM) PROVIDES COMPETITIVE
                  ADVANTAGES OVER OTHER H2 STORAGE TECHNOLOGY



                      ----------------------------------------------------------------------------------------
                         STANDBY POWER FUEL      HYDROGEN ON    COMPRESSED      HYDROCARBON
                         SYSTEM REQUIREMENTS      DEMAND(TM)     HYDROGEN        REFORMER       METAL HYDRIDE
--------------------------------------------------------------------------------------------------------------
  VOLUMETRIC ENERGY         VERY IMPORTANT           + +            - -             - -               + +
      DENSITY
--------------------------------------------------------------------------------------------------------------

   START-UP TIME            VERY IMPORTANT           + +            + +             - -                +

--------------------------------------------------------------------------------------------------------------

    SYSTEM COST                IMPORTANT             + +             -              - -               - -

--------------------------------------------------------------------------------------------------------------

   FUEL SAFETY                 IMPORTANT             + +            - -              -                 -

--------------------------------------------------------------------------------------------------------------
 GRAVIMETRIC ENERGY            IMPORTANT             + +             +              - -
      DENSITY                                                                                         - -
--------------------------------------------------------------------------------------------------------------

 EASE OF REFUELING             IMPORTANT              +             - -             + +               - -

--------------------------------------------------------------------------------------------------------------

 FUEL DISTRIBUTION          LESS IMPORTANT           - -             -              + +               - -

--------------------------------------------------------------------------------------------------------------

    FUEL COST               LESS IMPORTANT           - -             -              + +                -

--------------------------------------------------------------------------------------------------------------

             ++ STRENGTH      + ADVANTAGE       - DISADVANTAGE       -- WEAKNESS



                                                           [MILLENIUM CELL LOGO]
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



                STANDBY POWER STRATEGY IS TO TARGET PARTNERSHIPS
                        TO INFLUENCE FUEL SYSTEM DESIGN




                               Customer Landscape


FUEL CELL SUPPLIERS     SYSTEM INTEGRATORS    FUEL DISTRIBUTORS         OEMS
-------------------     ------------------    -----------------         ----

    Plug Power              Plug Power              Airgas               APC

   Hydrogenics              Hydrogenics           Air Liquide            MGE

       UTC                    Ballard            Gaz De France        Invensys

     Ballard                  Idatech               Praxair

     Nuvera                   Nuvera                 APCI













                                                           [MILLENIUM CELL LOGO]

                              CONSUMER ELECTRONICS

















                                                           [MILLENIUM CELL LOGO]
17

                    MILLENNIUM CELL'S ADDRESSABLE MARKET IN
               CONSUMER ELECTRONICS IS ALREADY LARGE AND GROWING


            WORLDWIDE PREMIUM BATTERY MARKET TOTAL AVAILABLE MARKET
                              (MILLIONS OF UNITS)


                               [GRAPHIC OMITTED]


  900  ---------------------------------------------------------------
         [ ]  MOBILE PHONES
  800    [ ]  NOTEBOOK COMPUTERS                          CAGR = 9.9%
         [ ]  PDAs
  700    [ ]  DIGITAL CAMERAS
         [ ]  CAMCORDERS
  600

  500

  400

  300

  200

  100

    0  ---------------------------------------------------------------

       2002    2003    2004    2005     2006    2007     2008     2009




Source: Darnell Group - "Fuel Cells for Portable Power:
Markets, Manufacture and Cost"





                                                           [MILLENIUM CELL LOGO]
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

              INCUMBENT LI ION TECHNOLOGY IS MATURE AND VULNERABLE


                      LI-ION CYLINDRICAL DEVELOPMENT TREND


                               [GRAPHIC OMITTED]


           -------------------------------------------------------------------
 E
 N
 E                                       New Li-ion with next
 R                                       generation material----->   TARGET
 G      550
 Y

 D      500
 E
 N
 S      450
 I                 Average annual rate of       o HIGH ENERGY DENSITY ELECTRODE
 T                 increase: 9-10%              O THINNER COMPONENTS
 Y      400
(Wh/I)
           -------------------------------------------------------------------
               '00       '01       '02       '03       '04       '05


================================================================================
Panasonic Technologies Company                     PANASONIC ideas for life
(c) 2003 All Rights Reserved                        [LOGO]
================================================================================



                                                           [MILLENIUM CELL LOGO]

                 HYDROGEN ON DEMAND(TM)BASED FUEL CELL SYSTEMS
                  WILL DELIVER ALL-DAY POWER FOR NOTEBOOK PCS



Energy Density          RUNTIME IN A TYPICAL NOTEBOOK PC
    Wh/l                          (250 CC, 20W)
               -----------------------------------------------------------------







                                [GRAPHIC OMITTED]










               -----------------------------------------------------------------


                      Timing for Performance Demonstration


               *Panasonic - Small Fuel Cells Conference - May 8, 2003



                                                           [MILLENIUM CELL LOGO]

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

                    THE VALUE PROPOSITION FOR FUEL CELLS AND
              HYDROGEN ON DEMAND(TM) FUEL CARTRIDGE TECHNOLOGY IS
                 COMPELLING FOR CONSUMER ELECTRONIC APPLICATIONS


o    For notebook personal computers (PCs)

     o 8-10 hours of continuous wireless power vs. today's 2-3 hours of lithium ion battery life...

          o In the same space and weight constraints provided for onboard rechargeable batteries

          o    Without recharging

          o    Affordable pricing and business value throughout value chain

     o    Enables productivity gains through Wi Fi and wireless power

     o Convenience of a disposal fuel cartridge, similar to disposable alkaline batteries

     o The option of recyclable fuel cartridges, similar to refillable printer toner cartridges


o    For mobile phones and personal digital assistants (PDAs)

     o    Extended operating time...

          o In the same space and weight constraints provided for rechargeable batteries

          o    Without recharging

          o    Affordable pricing and business value throughout value chain

     o Higher energy storage to service the convergence of wireless internet, streaming video, digital cameras, and MP3 music applications into these devices


                                                           [MILLENIUM CELL LOGO]

                   HYDROGEN ON DEMAND(TM) FUEL CARTRIDGES WILL
                  DELIVER BETTER PERFORMANCE THAN LI ION FOR A
                           LOWER PRICE THAN ALKALINE



                      PERFORMANCE IN A TYPICAL MOBILE PHONE

                       (15 CC, 2W, 12 TALK TIME HOURS/MO)


================================================================================
                               Energy         Days of Use          Consumer
                              Density             per             Price per
                               (Wh/l)        charge/refill         refill
--------------------------------------------------------------------------------
 Hydrogen On Demand(TM)
          and                   900               16.9              $1.43
     PEM Fuel Cell
--------------------------------------------------------------------------------

     Li Ion Pack                336*               6.3               n/a

--------------------------------------------------------------------------------

   Alkaline Battery             53**               1.0              $1.50

================================================================================



*  Panasonic - Small Fuel Cells Conference - May 8, 2003
** 2 x AAA from Duracell.com



                                                           [MILLENIUM CELL LOGO]
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


               FUEL TECHNOLOGY BY MILLENNIUM CELL HAS SIGNIFICANT
               ADVANTAGES OVER DIRECT METHANOL FUEL CELLS (DMFC)

===============================================================================================
                                         NaBH /
                                             4
Features            DMFC                 PEM FC                 Implication
-----------------------------------------------------------------------------------------------
  Efficiency            25%                     37.5%           Less fuel for same runtime
-----------------------------------------------------------------------------------------------
     Heat       3 watts of heat per    1.7 watts of heat per    Cooler devices
                watt of electricity    watt of electricity
-----------------------------------------------------------------------------------------------
     Cost        5 x more platinum                              Earlier penetration for NaBH /
                  than NaBH /PEM                                PEM FC than DMFC            4
                           4
-----------------------------------------------------------------------------------------------
 Power density      < 0.1 W/cc            Up to 1.0 W/cc        PEM FC occupies 1/10th space
                                                                that DMFC requires
-----------------------------------------------------------------------------------------------
  Fuel Safety      Flammable and         Non-flammable in       o Easier DOT approval
                   human toxic             solution and         o Less site liability
                                          environmentally       o Less end-user liability
                                              benign
===============================================================================================





                                                           [MILLENIUM CELL LOGO]
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

                    CONSUMER ELECTRONIC STRATEGY IS TO TARGET
                  PARTNERSHIPS TO INFLUENCE FUEL SYSTEM DESIGN






                               Customer Landscape


            DEVICES                FUEL CELLS             DISTRIBUTION
            -------                ----------             ------------

            Samsung                  Samsung                Duracell

             Nokia                   Toshiba               Matsushita

           Motorola                 Matsushita               Toshiba

          Matsushita                   Sony                    BIC

          HP/Compaq                    NEC                     Sony

             Dell                    Sanyo                     H-P

             IBM                                             Lexmark

           Toshiba                                           Canon

            Apple

             Sony

            Palm




                                                           [MILLENIUM CELL LOGO]
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





                      REVENUE PROJECTION SUMMARY: 2003-2007

=========================================================================================================================
Consumer Electronics                             -           1,000,000         547,957       4,425,966       17,591,959
License(2004) and Royalty (2005-2007)

Standby Power                                    -           1,238,985       5,521,028      14,110,000       27,348,501
License and Royalty

Standby Power Catalyst Sales                     -           1,651,629       6,169,243      12,353,945       19,516,010


Prototype Systems/                              580,000      1,300,000         300,000         500,000          500,000
Joint Development Agreements

Public Sector Funding                           620,000      2,000,000       4,000,000       6,000,000        8,000,000
                                                -------      ---------       ---------       ---------        ---------

-------------------------------------------------------------------------------------------------------------------------

TOTAL REVENUE                                $1,200,000     $7,190,614     $16,538,228     $37,389,911      $72,956,471
                                             ----------     ----------     -----------     -----------      -----------

-------------------------------------------------------------------------------------------------------------------------

================================================================================

OTHER FINANCIAL HIGHLIGHTS

o    $719K REVENUE IN 2002

o COMMERCIAL PRODUCT LAUNCHES TARGETED FOR 2004 FOR STANDBY POWER AND 2005 FOR CONSUMER ELECTRONICS

o GROSS MARGINS RAMP FROM 20% (2003) TO 90% (2007) DUE TO "SOFTWARE" BUSINESS MODEL

o    PROJECT CASH FLOW POSITIVE FOR Q4 2004, EBITDA POSITIVE BY Q4 2005

================================================================================



                                                           [MILLENIUM CELL LOGO]
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






                      FOUR REASONS TO INVEST IN MCEL...NOW



1. MCEL is the only hydrogen-fuel and storage company that sells to all the major market segments

     o    Near Term: Standby Power and Consumer Electronics

     o    Future: Transportation


2.   MCEL is a bellwether company

     o All small fuel cells require pure hydrogen stored safely and conveniently

     o    Licenses to MCEL's technology precede fuel cell product launches


3.   MCEL delivers on aggressive operating and strategic goals

     o    Accountability for progress documented in annual reports (see 2001 and
          2002)

     o Financial viability ensured through business plan execution and 2002 financing


4. MCEL's stock price appreciation has been lagging versus peer companies in 2003












                                                           [MILLENIUM CELL LOGO]
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



















                             [MILLENNIUM CELL LOGO]

                clean energy to power the world [GRAPHIC OMITTED]